SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            December 20, 2002


                         INTERSTATE BAKERIES CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                 1-11165               43-1470322
        --------                 -------               ----------
(State of Incorporation)    (Commission File        (I.R.S. Employer
                                 Number)         Identification Number)


              12 East Armour Boulevard, Kansas City, Missouri 64111
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code  (816) 502-4000
                                                    --------------


          (Former name or former address, if changed since last report)


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Item 9.     Regulation FD Disclosure

     On December 20, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended November 16, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In accordance with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Interstate Bakeries Corporation (the "Company") for the period ending November 16, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James R. Elsesser, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



      /s/ James R. Elsesser
      --------------------------------
      James R. Elsesser
      Chief Executive Officer
      December 20, 2002



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Interstate Bakeries Corporation (the "Company") for the period ending November 16, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank W. Coffey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

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

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      /s/ Frank W. Coffey
      ----------------------------------
      Frank W. Coffey
      Chief Financial Officer
      December 20, 2002


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    INTERSTATE BAKERIES CORPORATION


Dated: December 20, 2002

                                    By:   /s/ James R. Elsesser
                                          ------------------------------------
                                          James R. Elsesser
                                          Chief Executive Officer


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